Exhibit 10.1

UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING

OF THE BOARD OF DIRECTORS OF

SMARTDATA CORPORATION.

The Undersigned, being the Directors' of SmartData Corporation (the Company), hereby take the following actions;

WHEREAS,   The Board of Directors deems it in the best interest of the Company to elect Matthew Schultz to serve as the Chief Executive Officer of the Company.

WHEREAS,   The Board of Directors deems it in the best interest of the Company to elect Matthew Schultz to serve as a Director of the Company.

WHEREAS,   The Board of Directors deems it in the best interest of the Company to issue 1,500,000 shares of SmartData Corporation Common stock to Matthew Schultz or his designee, for his appointment as the Chief Financial Officer and Director.

WHEREAS,   The Board of Directors deems it in the best interest of the Company to elect Mike Barrett to serve as the Chief Operating Officer of the Company.

WHEREAS,   The Board of Directors deems it in the best interest of the Company to issue 265,380 shares of SmartData Corporation Common stock to Mike Barrett or his designee, for his appointment as the Chief Operating Officer.

WHEREAS, Matthew Schultz has accepted his appointment as the Chief Executive Officer and Director of the Company.

WHEREAS, Mike Barrett has accepted his appointment as the Chief Operating Officer of the Company.

THEREFORE BE IT RESOLVED, Matthew Schultz be appointed as the Chief Executive Officer and Director of the Company;

BE IT FURTHER RESOLVED, that 1,500,000 shares of common stock be issued in the name of Matthew Schultz or his chosen designee;

BE IT FURTHER RESOLVED, Mike Barrett be appointed as the Chief Operating Officer of the Company;

BE IT FURTHER RESOLVED, that 265,380 shares of common stock be issued in the name of Matthew Schultz or his chosen designee;

BE IT FURTHER RESOLVED, that this Unanimous Consent be placed into the minute book of the Company with the proceedings of the Board of Directors and that this consent shall have the same force and effect as if a meeting of the directors were held.

IN WITNESS WHEREOF, the undersigned has executed this document to be effective this 13th day of March, 2014.

/s/ Bruce Lybbert	/s/ Zachary Bradford
Bruce Lybbert, Director	Zachary Bradford, Director